EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

          As  independent   public   accountants,   we  hereby  consent  to  the
incorporation by reference of our reports dated March 27, 1997, included in this Form 10-K into American Mobile Satellite Corporation's previously filed Registration Statements on Form S-8, File Nos. 33-72852, 33-34250 and 33-91714 and on Form S-3 No. 333-01120.



Washington, D.C.
March 27, 1997